        (10) (a)  GOVERNMENT CONTRACTS


        2.   Mechanisms of Chemical Carcinogenesis in Old World Monkeys.

                                                               OMB NO. 0990-0115
================================================================================
AWARD/CONTRACT
--------------------------------------------------------------------------------
1.  THIS CONTRACT IS A RATED ORDER                 RATING          PAGE OF PAGES
    UNDER DPAS (15 CFR 350)                                           1     28
--------------------------------------------------------------------------------
2.  CONTRACT (Proc. Inst. Ident.) NO.
    N01-CP-62601
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    12/19/95
--------------------------------------------------------------------------------
4.  REQUISITION PURCHASE REQUEST/PROJECT NO.
    328135
--------------------------------------------------------------------------------
5.  ISSUED BY                                 CODE 261962601
    National Cancer Institute
    Research Contracts Branch, CECS
    Executive Plaza South, Room 620
    6120 EXECUTIVE BLVD MSC 7224
    BETHESDA MARYLAND  20892-7224
--------------------------------------------------------------------------------
6.  ADMINISTERED BY (If other than item 5)    CODE
    LAB OF COMPARATIVE CARCINOGENESIS
    CHEMICAL AND PHYSICAL CARCINOGENESIS PROGRAM
    DIVISION OF CANCER ETIOLOGY
    (RFP No. NCI-CP-62601-13)
--------------------------------------------------------------------------------
7.  NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
    Code)
    BIOQUAL, INC.
    9600 MEDICAL CENTER DRIVE
    ROCKVILLE, MARYLAND  20850-3300

  PLACE OF PERFORMANCE: ROCKVILLE, MARYLAND
--------------------------------------------------------------------------------
CODE                                          FACILITY CODE
--------------------------------------------------------------------------------
8.  DELIVERY
    / / FOB ORIGIN   /X/ FOB DESTINATION
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9.  DISCOUNT FOR PROMPT DELIVERY

--------------------------------------------------------------------------------
10. SUBMIT INVOICES                           ITEM
(4 copies unless other-                       SEE SECTION G
wise specified) TO                            ARTICLE G.3.
THE ADDRESS SHOWN IN:
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                          CODE

    SEE SECTION F, ARTICLE F.1.

--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY                   CODE

    SEE SECTION G, ARTICLE G.3.

--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION

    / / 10 U.S.C. 2304(c) (      )    / / 41 U.S.C. 253(c) (      )

--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
    CAN1 68332731                   TIN 1521244771A1
         --------                       ------------

    CAN2                        DOC NO. N1CP62601A
         --------                       ------------

 OC CODE 25.2E                           LOC
         --------                       ------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.              15B. SUPPLIES/SERVICES                 15C. QUANTITY   15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
-------------              ----------------------                 -------------   ---------    ---------------    -----------
  TITLE:                        MECHANISMS OF CHEMICAL CARCINOGENESIS
                                IN OLD WORLD MONKEYS

  CONTRACT PERIOD: 12/19/95 through 12/18/00
  CONTRACT TYPE:   Cost_Plus Fixed Fee, COMPLETION
  CURRENT OBLIGATION:                                                                                             $   597,666
-----------------------------------------------------------------------------------------------------------------------------
                                                                       15G. TOTAL AMOUNT OF CONTRACT              $ 3,266,150
-----------------------------------------------------------------------------------------------------------------------------

                            16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
(X)    SEC.                        DESCRIPTION                        PAGE(S)
--------------------------------------------------------------------------------
                          PART I - THE SCHEDULE
 X      A           SOLICITATION/CONTRACT FORM                           1
 X      B           SUPPLIES OR SERVICES AND PRICES/COST                 4
 X      C           DESCRIPTION/SPECS./WORK STATEMENT                    5
 X      D           PACKAGING AND MARKING                                7
 X      E           INSPECTION AND ACCEPTANCE                            7
 X      F           DELIVERIES OR PERFORMANCE                            7
 X      G           CONTRACT ADMINISTRATION DATA                         9
 X      H           SPECIAL CONTRACT REQUIREMENTS                       12

                         PART II - CONTRACT CLAUSES
 X      I           CONTRACT CLAUSES                                    14
                    PART III - LIST OF DOCUMENTS, EXHIBITS AND
                                OTHER ATTACH.
 X      J           LIST OF ATTACHMENTS                                 27
                    PART IV - REPRESENTATIONS AND INSTRUCTIONS
 X      K           REPRESENTATIONS, CERTIFICATIONS AND
                    OTHER STATEMENTS OF OFFERORS                        28
        L           INSTR., CONDS., AND NOTICES TO OFFERORS
        M           EVALUATION FACTORS FOR AWARD

--------------------------------------------------------------------------------
        CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. / / AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _______________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)

    Michael P. O'Flaherty   COO
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                             19C. DATE SIGNED

BY    /s/ MICHAEL P. O'FLAHERTY                       12/13/95
  ----------------------------------------
  (Signature of person authorized to sign)
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
    SHARON A. MILLER
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICA                       20C. DATE SIGNED

BY    /s/ SHARON A. MILLER                            12/13/95
  ----------------------------------------
  (Signature of Contracting Officer)
--------------------------------------------------------------------------------

NSN 7540-01-152-8069                   26-107                  STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                      Prescribed by GSA
                            * GPO : 1985 O - 461-275 (418)     FAR (48 CFR) 53.214(a)

                                                       Contract No. NO1-CP-62601

                      DETAILED TABLE OF CONTRACT CONTENTS


PART I - THE SCHEDULE

     SECTION A - SOLICITATION/CONTRACT FORM . . . . . . . . . . . . . . . . . . .  1

     SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS  . . . . . . . . . . . . .  4

          ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES  . . . . . . . .  4
          ARTICLE B.2. ESTIMATED COST AND FIXED FEE . . . . . . . . . . . . . . .  4
          ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS  . . . . . . . . . .  4
          ARTICLE B.4. ADVANCE UNDERSTANDINGS . . . . . . . . . . . . . . . . . .  5

     SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT  . . . . . . . . . . .  5

          ARTICLE C.1. STATEMENT OF WORK  . . . . . . . . . . . . . . . . . . . .  5
          ARTICLE C.2. REPORTING REQUIREMENTS . . . . . . . . . . . . . . . . . .  6

     SECTION D - PACKAGING, MARKING AND SHIPPING  . . . . . . . . . . . . . . . .  7

          ARTICLE D.1. PACKAGING  . . . . . . . . . . . . . . . . . . . . . . . .  7
          ARTICLE D.2. MARKING  . . . . . . . . . . . . . . . . . . . . . . . . .  7
          ARTICLE D.3. SHIPPING . . . . . . . . . . . . . . . . . . . . . . . . .  7

     SECTION E - INSPECTION AND ACCEPTANCE  . . . . . . . . . . . . . . . . . . .  7

     SECTION F - DELIVERIES OR PERFORMANCE  . . . . . . . . . . . . . . . . . . .  7

          ARTICLE F.1. DELIVERIES . . . . . . . . . . . . . . . . . . . . . . . .  7
          ARTICLE F.2. STOP WORK ORDER  . . . . . . . . . . . . . . . . . . . . .  9

     SECTION G - CONTRACT ADMINISTRATION DATA . . . . . . . . . . . . . . . . . .  9

          ARTICLE G.1.  PROJECT OFFICER . . . . . . . . . . . . . . . . . . . . .  9
          ARTICLE G.2.  KEY PERSONNEL . . . . . . . . . . . . . . . . . . . . . .  9
          ARTICLE G.3.  INVOICE SUBMISSION  . . . . . . . . . . . . . . . . . . . 10
          ARTICLE G.4.  CONTRACT FINANCIAL REPORT . . . . . . . . . . . . . . . . 10
          ARTICLE G.5.  INDIRECT COST RATES . . . . . . . . . . . . . . . . . . . 11
          ARTICLE G.6.  GOVERNMENT PROPERTY . . . . . . . . . . . . . . . . . . . 11
          ARTICLE G.7.  GOVERNMENT SUPPLY SOURCES . . . . . . . . . . . . . . . . 12

     SECTION H - SPECIAL CONTRACT REQUIREMENTS  . . . . . . . . . . . . . . . . . 12

          ARTICLE H.1.  REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND
              DEVELOPMENT PROJECTS  . . . . . . . . . . . . . . . . . . . . . . . 12
          ARTICLE H.2. HUMAN SUBJECTS . . . . . . . . . . . . . . . . . . . . . . 13
          ARTICLE H.3. ANIMAL WELFARE ASSURANCE . . . . . . . . . . . . . . . . . 13
          ARTICLE H.4. SALARY RATE LIMITATION LEGISLATION PROVISIONS  . . . . . . 13
          ARTICLE H.5. PUBLICATION AND PUBLICITY  . . . . . . . . . . . . . . . . 13

                                                       Contract No. NO1-CP-62601

PART II - CONTRACT CLAUSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     SECTION I - CONTRACT CLAUSES . . . . . . . . . . . . . . . . . . . . . . . . 15

          ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND
              DEVELOPMENT CONTRACT  . . . . . . . . . . . . . . . . . . . . . . . 15
          ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES  . . . . . . . . . . . 19
          ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES  . . . . . . . . . . . . . . . 19
          ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT  . . 20

PART III    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

     SECTION J - LIST OF ATTACHMENTS  . . . . . . . . . . . . . . . . . . . . . . 27

          Statement of Work . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
          Invoice/Financing Request Instructions for NIH Cost-Reimbursement
              Type Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . 27
          Financial Report of Individual Project/Contract, NIH 2706 . . . . . . . 27
          Instructions for Completing form NIH 2706 . . . . . . . . . . . . . . . 27
          Safety and Health . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
          Procurement of Certain Equipment  . . . . . . . . . . . . . . . . . . . 27
          Government-Furnished Property . . . . . . . . . . . . . . . . . . . . . 27

PART IV     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

     SECTION K - REPRESENTATIONS AND CERTIFICATIONS . . . . . . . . . . . . . . . 28

          Representations and Certifications  . . . . . . . . . . . . . . . . . . 28
          Animal Welfare Assurance Number . . . . . . . . . . . . . . . . . . . . 28
          Radioactive Material License  . . . . . . . . . . . . . . . . . . . . . 28

                                                       Contract No. NO1-CP-62601

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is to provide for the housing, feeding, and care of patas and cynomolgus monkeys, and to provide technical assistance in the form of carcinogen or promoter administration to animals, monitoring of animals, administration of medication where appropriate, maintenance of records and assistance in performing surgical and necropsy procedures.


ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.   The estimated cost of this contract is $3,049,295.

b. The fixed fee for this contract is $216,855. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is $3,266,150.

d. Total funds currently available for payment and allotted to this contract are $597,666, of which $557,845 represents the estimated costs, and of which $39,821 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS Clause referenced in Part II, ARTICLE
     I.2. Authorized Substitutions of Clauses.

e. It is estimated that the amount currently allotted will cover performance of the contract through December 18, 1996.

f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.


ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.   Items Unallowable Unless Otherwise Provided

     Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

     (1)  Acquisition, by purchase or lease, of any interest in real property;

     (2)  Special rearrangement or alteration of facilities;

     (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

     (4)  Travel to attend general scientific meetings;

     (5)  Foreign travel;

     (6)  Patient care costs;

                                                       Contract No. NO1-CP-62601


     (7) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value. Requests for computer equipment will be screened to ensure that they meet EPA "Energy Star" requirements;

     (8)  Subcontracts; and

     (9)  Consultants.

b.   Travel Costs

     (1)  Domestic Travel

          (a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $ -0- without the prior written approval of the Contracting Officer.


ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.   Overtime

     Overtime (premium) pay is authorized for the purpose of caring for animals on holidays and weekends by the animal technicians and caretakers in an amount not to exceed $14,708 for the duration of this contract.

b.   Animal Cage Rental

     Animal cage rental costs are authorized in an amount not to exceed $104,432 for the duration of this contract.

C.   Animal Ownership

     All animals transferred to this contract from predecessor contract #NO1-CP-15657, including infants born to the animals in the colony, are the property of the U.S. Government.

d.   Overhead

     Labor associated with animal enrichment and administrative support shall be included in overhead, and not directly charged to this contract.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT #1, dated December 1995, attached hereto and made a part of this contract.

                                                       Contract No. NO1-CP-62601


ARTICLE C.2. REPORTING REQUIREMENTS


a.   Technical Reports

     In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this contract:

     (1)  Semi-Annual Progress Report

          The initial report shall be submitted for the first full six months of contract performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of six full calendar months. The report shall include a summary of progress made during the semi-annual period covered, projections for the following period, anticipated problems, if any, and proposed corrective action. Each report shall include a list of the monkeys currently in the colony, including their age and the chemical treatments they have received; a list and brief description of each experimental procedure carried out during the period and its outcome, which shall be grouped under protocol number and title; and any illnesses or health problems in any of the animals. A semiannual report is not required for the period when an annual or final report is due.

     (2)  Annual Progress Report

          The initial report shall be submitted for the first full twelve months of contract performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of twelve full calendar months. This report shall include a summation of the results of the entire contract work for the annual period covered and shall contain the same detail as required in the semi-annual reports. An annual report is not required for the period when the final report is due.

     (3)  Final Report

          This report shall include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved.

b.   Other Reports and Deliverables

     (4)  Case Reports, Fixed Tissues, Biological Specimens

          These deliverables will be picked up by a representative of the Laboratory of Comparative Carcinogenesis, NCI, at intervals agreed upon by the Project Officer and the Principal Investigator, or mailed to collaborating third parties.

     (5)  Pregnancy Listings

          The Contractor shall provide a monthly listing of pregnant monkeys by number, including pregnancy stage, number of cesarians, and previous chemical treatments.

                                                       Contract No. NO1-CP-62601

SECTION D - PACKAGING, MARKING AND SHIPPING

ARTICLE D.1. PACKAGING

The contractor shall package all reports and deliverables in such a manner that they are not damaged and are received by the Government in usable condition.


ARTICLE D.2. MARKING

All reports and deliverables under this contract shall be clearly marked with the contract number. Case Reports, Fixed Tissues, and Biological Specimens shall also be labeled to properly identify and protect the contents.


ARTICLE D.3. SHIPPING

The contractor shall ship all reports and deliverables in accordance with the delivery schedule in Section F herein. It is anticipated that no express mail shipments will be required under this contract.




SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE, the Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at Building #538, Room 205, Frederick Cancer Research and Development Center, National Cancer Institute, Frederick, Maryland 21701-1013.

     Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 60 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FAR Clause 52.246-8, INSPECTION OF RESEARCH AND
     DEVELOPMENT--COST-REIMBURSEMENT (APRIL 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of this contract shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

                                                       Contract No. NO1-CP-62601



The items specified below as described in SECTION C, ARTICLE C.2. shall be delivered f.o.b. destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEE'S PREMISES (APRIL 84) and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:


     Item   Description                    Quantity            Delivery Schedule
     ----   -----------                    --------            -----------------
     (1)    Semi-Annual Reports            3                   Due on or before:
                                                               July 18, 1996
                                                               July 18, 1997
                                                               July 18, 1998
                                                               July 18, 1999
                                                               July 18, 2000

     (2)    Annual Reports                 3                   January 18, 1997
                                                               January 18, 1998
                                                               January 18, 1999
                                                               January 18, 2000

     (3)    Final Report                   3                   Due on or before
                                                               expiration date
                                                               of contract

     (4)    Case Reports, Fixed Tissues,   As specified by     As specified by
             and Biological Specimens      Project Officer     Project Officer

     (5)    Pregnancy Listings             2                   January 30, 1996 and
                                                               the 30th of every
                                                               month thereafter.


The above items shall be addressed and delivered to:

         Addressee                                                       Deliverable Item No.                  Quantity
         ---------                                                       --------------------                  --------
         Project Officer                                                 (1) through (3)                       2
         Frederick Cancer Research and                                          (4)                       As specified by
           Development Center, NCI                                                                        Project Officer
         Building #538, Room 205                                                (5)                            2
         Frederick, MD 21701-1013

         Contracting Officer                                             (1) through (3)                       1
         Research Contracts Branch
         National Cancer Institute
         6120 Executive Boulevard, MSC 7224
         Bethesda, Maryland 20892-7224

                                                       Contract No. NO1-CP-62601



ARTICLE F.2. STOP WORK ORDER

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE: 52.242-15, STOP WORK ORDER (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officers will represent the Government for the purpose of this contract:

          Dr. Lucy M. Anderson, Project Officer
          Ms. Ann Butler Jones, Assistant Project Officer

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individuals are considered to be essential to the work being performed hereunder:


             NAME                                    TITLE
             ----                                    -----
     Dr. Richard P. Bradbury                 Principal Investigator
     Dr. Stephanie Krasnow                   Veterinarian
     Dr. Tom Moskal                          Veterinarian
     Steven Harbaugh                         Lead Animal Technician
     Jeffrey Harbaugh                        Animal Technician

                                                     Contract No. NO1-CP-62601

ARTICLE G.3. INVOICE SUBMISSION

a. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

     Invoices/financing requests shall be submitted concurrently as follows:

     (1) An original and two copies to the following designated payment office:

               National Institutes of Health
               Division of Financial Management
               Chief, Contract Accounting Branch, DEFS
               Building 31, Room B1B05A
               31 CENTER DR MSC 2050
               BETHESDA MD 20892-2050

     (2)  Three copies to the following approving officer:

               Contracting Officer
               Research Contracts Branch
               National Cancer Institute, NIH
               Executive Plaza South, Room 620
               6120 EXECUTIVE BLVD MSC 7224
               BETHESDA MD 20892-7224

     Inquiries regarding payment of invoices should be directed to the designated payment office, attention of Chief, Contract Accounting Branch, DEFS, (301) 496-6452.


b. The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the salary rate limitation provisions as specified in ARTICLE H.4. of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

          "I hereby certify that the salaries charged in this invoice are in compliance with P.L. [cite the applicable Public Law Number for the applicable Fiscal Year as stated in ARTICLE H.4.] and ARTICLE H.4. of the above referenced contract."


ARTICLE G.4. CONTRACT FINANCIAL REPORT

a. Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH 2706, which accompany the form, in an original and two copies, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are listed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b.   All columns A through J, shall be completed for each report submitted.

C. The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

                                                       Contract No. NO1-CP-62601



d. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR
     Part 4.7.

e.   The following is a listing of expenditure categories to be reported:


               Expenditure Category
                        A                                                  Hours
               --------------------                                        -----
               (1)  Direct Labor
                    (a)  Principal Investigator
                    (b)  Veterinarians
                    (c)  Animal Technicians/Caretakers
               (2)  Fringe Benefits
               (3)  Overhead
               (4)  Materials/Supplies
               (5)  Overtime
               (6)  Animal Cage Rental
               (7)  Equipment Maintenance
               (8)  General & Administrative
               (9)  Fixed Fee
               (10) Total Cost Plus Fixed Fee


ARTICLE G.5. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

          Chief, Financial Advisory Services Branch
          Division of Contracts and Grants
          National Institutes of Health
          6100 EXECUTIVE BLVD ROOM 6B05/MSC 7540
          BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.


ARTICLE G.6. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property Administrator.

                                                       Contract No. NO1-CP-62601


     This contract's Contract Property Administrator is:

          David A. Hubbard, II
          Contracts Property Administrator
          Research Contracts Property Administration, NIH
          13 SOUTH DR MSC 5748
          BETHESDA MD 20892-5748
          (301) 496-6467

b.   Property Acquired Under Predecessor Contract - Schedule II-A

     Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of all Government Property acquired or furnished under predecessor Contract No. NO1-CP-15657 for use in direct performance of this contract. Accountability for the items is hereby authorized to be transferred to this contract from the predecessor contract. Upon completion of each contract, the Contractor agrees to furnish to the Contracting Officer, without delay, the inventory schedule covering all Government Property furnished or acquired for use in the performance of the predecessor contract as provided by the clause, GOVERNMENT PROPERTY, of that contract and the instructions contained in DHHS Publication entitled, Contractor's Guide for Control of Government Property, (1990).


ARTICLE G.7. GOVERNMENT SUPPLY SOURCES

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE: 52.251-01,
          GOVERNMENT SUPPLY SOURCES


SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totalling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

                                                       Contract No. NO1-CP-62601


ARTICLE H.2. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.


ARTICLE H.3. ANIMAL WELFARE ASSURANCE

The Contractor shall perform all animal-related work under this contract in accordance with Animal Assurance #A-3086-01. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.


ARTICLE H.4. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of overhead, fringe benefits and general and administrative expenses. The per year salary rate limit also applies to individuals proposed under subcontracts. If this is a multi-year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future DHHS appropriation acts.

                                                                  Dollar Amount of
b.     Public Law No.      Fiscal Year             Period         Salary Limitation
       --------------      -----------             ------         -----------------

             INFORMATION ON THE FISCAL YEAR 1996 SALARY LIMITATION WILL BE INCORPORATED INTO THIS CONTRACT UPON PASSAGE BY CONGRESS.


ARTICLE H.5. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

     "This project has been funded in whole or in part with Federal funds from the National Cancer Institute, National Institutes of Health, under Contract Number [insert number]."

                                                       CONTRACT NO. NO1-CP-62601





                           PART II - CONTRACT CLAUSES

                                                       Contract No. NO1-CP-62601

                                    PART II

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - CLAUSES INCORPORATED BY REFERENCE (APRIL 1984)


This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available [FAR 52.252-2 (JUNE
1988)].

a.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

        FAR
     CLAUSE NO.     TITLE AND DATE
     ---------      --------------
     52.202-1       Definitions (OCTOBER 1995)

     52.203-3       Gratuities (APRIL 1984)

     52.203-5       Covenant Against Contingent Fees (Over $100,000) (APRIL 1984)

     52.203-6       Restrictions on Subcontractor Sales to the Government (Over
                    $100,000) (OCTOBER 1995)

     52.203-7       Anti-Kickback Procedures (Over $100,000) (JULY 1995)

     52.203-10      Price or Fee Adjustment for Illegal or Improper Activity (Over
                    $100,000) (SEPTEMBER 1990)

     52.203-12      Limitation on Payments to Influence Certain Federal Transactions
                    (Over $100,000) (JANUARY 1990)

     52.204-4       Printing/Copying Double-Sided on Recycled Paper (Over $100,000)
                    (MAY 1995)

     52.209-6       Protecting the Government's Interests when Subcontracting with
                    Contractors Debarred, Suspended, or Proposed for Debarment
                    (AUGUST 1995)

     52.215-2       Audit and Records - Negotiation (Over $100,000) (OCTOBER 1995)

     52.215-22      Price Reduction for Defective Cost or Pricing Data (OCTOBER 1995)

     52.215-24      Subcontractor Cost or Pricing Data (Over $500,000) (OCTOBER 1995)

     52.215-26      Integrity of Unit Prices (Over $100,000) (OCTOBER 1995)

     52.215-27      Termination of Defined Benefit Pension Plans (SEPTEMBER 1989)

     52.215-33      Order of Precedence (JANUARY 1986)

     52.215-39      Reversion or Adjustment of Plans for Post-Retirement Benefits
                    other than Pensions (PRB) (FEBRUARY 1995)








                                       15                                  10/95

                                                       Contract No. NO1-CP-62601

     52.215-40      Notification of Ownership Changes (FEBRUARY 1995)

     52.215-42      Requirements for Cost or Pricing Data or Information Other Than
                    Cost or Pricing Data--Modifications (OCTOBER 1995)

     52.216-7       Allowable Cost and Payment (JULY 1991)

     52.216-8       Fixed Fee (APRIL 1984)

     52.219-8       Utilization of Small, Small Disadvantaged, and Women-Owned Small
                    Business Concerns (Over $100,000) (OCTOBER 1995)

     52.219-9       Small, Small Disadvantaged, and Women-Owned Small Business
                    Subcontracting Plan (Over $500,000) (OCTOBER 1995)

     52.219-16      Liquidated Damages - Subcontracting Plan (Over $500,000) (OCTOBER
                    1995)

     52.220-1       Preference for Labor Surplus Area Concerns (Over $100,000) (APRIL
                    1984)

     52.222-2       Payment for Overtime Premium (Over $100,000) (JULY 1990) (NOTE:
                    The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

     52.222-3       Convict Labor (APRIL 1984)

     52.222-26      Equal Opportunity (APRIL 1984)

     52.222-28      Equal Opportunity Preaward Clearance of Subcontracts (Over
                    $1,000,000) (APRIL 1984)

     52.222-35      Affirmative Action for Special Disabled and Vietnam Era Veterans
                    (APRIL 1984)

     52.222-36      Affirmative Action for Handicapped Workers (APRIL 1984)

     52.222-37      Employment Reports on Special Disabled Veterans and Veterans of
                    the Vietnam Era (JANUARY 1988)

     52.223-2       Clean Air and Water (Over $100,000) (APRIL 1984)

     52.223-6       Drug-Free Workplace (JULY 1990)

     52.223-14      Toxic Chemical Release Reporting (OCTOBER 1995)

     52.225-3       Buy American Act--Supplies (JANUARY 1994)

     52.225-11      Restrictions on Certain Foreign Purchases (MAY 1992)

     52.227-1       Authorization and Consent (Over $50,000) (JULY 1995)--Alternate I
                    (APRIL 1984)

     52.227-2       Notice and Assistance Regarding Patent and Copyright Infringement
                    (Over $100,000) (APRIL 1984)

     52.227-11      Patent Rights - Retention by the Contractor (Short Form) (JUNE
                    1989) NOTE: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2) (i)
                    through (iv).  The frequency of reporting in (i) is annual.







                                       16                                  10/95

                                                       Contract No. NO1-CP-62601

     52.227-14      Rights in Data - General (JUNE 1987)

     52.232-9       Limitation on Withholding of Payments (APRIL 1984)

     52.232-17      Interest (Over $100,000) (JANUARY 1991)

     52.232-20      Limitation of Cost (APRIL 1984)

     52.232-23      Assignment of Claims (JANUARY 1986)

     52.232-25      Prompt Payment (MARCH 1994)

     52.232-28      Electronic Funds Transfer Payment Methods (APRIL 1989)

     52.233-1       Disputes (OCTOBER 1995)

     52.233-3       Protest After Award (OCTOBER 1995) With Alternate I (JUNE 1985)

     52.242-1       Notice of Intent to Disallow Costs (APRIL 1984)

     52.242-3       Penalties for Unallowable Costs (Over $500,000) (OCTOBER 1995)

     52.242-4       Certification of Indirect Costs (OCTOBER 1995)

     52.242-13      Bankruptcy (Over $100,000) (JULY 1995)

     52.243-2       Changes - Cost Reimbursement (AUGUST 1987) Alternate V (APRIL
                    1984)

     52.244-2       Subcontracts (Cost-Reimbursement and Letter Contracts) (FEBRUARY
                    1995) *If written consent to subcontract is required, the
                    identified subcontracts are listed in ARTICLE B, Advance
                    Understandings.

     52.244-5       Competition in Subcontracting (Over $100,000) (APRIL 1984)

     52.245-5       Government Property (Cost-Reimbursement, Time and Material, or
                    Labor-Hour Contract) (JANUARY 1986)

     52.246-23      Limitation of Liability (Over $100,00) (APRIL 1984)

     52.249-6       Termination (Cost-Reimbursement) (MAY 1986)

     52.249-14      Excusable Delays (APRIL 1984)

     52.253-1       Computer Generated Forms (JANUARY 1991)

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

       HHSAR
     CLAUSE NO.     TITLE AND DATE
     ----------     --------------
     352.202-1      Definitions (APRIL 1984) Alternate I (APRIL 1984)

     352.228-7      Insurance - Liability to Third Persons (DECEMBER 1991)







                                       17                                  10/95

                                                       Contract No. NO1-CP-62601

     352.232-9      Withholding of Contract Payments (APRIL 1984)

     352.233-70     Litigation and Claims (APRIL 1984)

     352.242-71     Final Decisions on Audit Findings (APRIL 1984)

     352.270-5      Key Personnel (APRIL 1984)

     352.270-6      Publication and Publicity (JULY 1991)

     352.270-7      Paperwork Reduction Act (APRIL 1984)

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT]











                                       18                                  10/95

                                                       Contract No. NO1-CP-62601



ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES


FAR Clause 52.219-9, SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (OCTOBER 1995), and FAR Clause 52.219-16, LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCTOBER 1995) are deleted in their entirety.

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor.



ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

     FAR 52.215-31, Waiver of Facilities Capital Cost of Money (SEPTEMBER
     1987).

     FAR 52.223-7, Notice of Radioactive Materials (NOVEMBER 1991).

          "(a) The Contractor shall notify the Contracting Officer or designee, in writing, 10 days prior to the delivery of, or prior to completion of any servicing required..."

     FAR 52.225-19, European Community Sanction for Services (MAY 1995)

     Alternate I (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE
     1987). FAR 52.227-14, Rights in Data - General (JUNE 1987), Alternate IV (JUNE 1987)

     FAR 52.244-5, Competition in Subcontracting (APRIL 1984)


b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION (HHSAR)/(PHSAR) (48 CHAPTER 3)
     CLAUSES:

     PHS 352.223-70, Safety and Health (APRIL 1984)

     PHS 352.280-2b, Care of Live Vertebrate Animals (OCTOBER 1986).

C.   NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

     The following clauses are attached and made a part of this contract:

     NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16)

                                                       Contract No. NO1-CP-62601


ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

a.   FAR Clause 52.202-1 DEFINITIONS (OCTOBER 1995)

     "....

     (b)  COMMERCIAL COMPONENT means any component that is a commercial item.

     (c)  COMMERCIAL ITEM means-

          (1) Any item, other than real property, that is of a type customarily used for nongovernmental purposes and that-

               (i)  Has been sold, leased, or licensed to the general public; or

               (ii) Has been offered for sale, lease, or license to the general public;

          (2) Any item that evolved from an item described in paragraph (c)(1) of this clause through advances in technology or performance and that is not yet available in the commercial marketplace, but will be available in the commercial marketplace in time to satisfy the delivery requirements under a Government solicitation;

          (3)  Any item that would satisfy a criterion expressed in paragraphs
               (c)(1) or (c)(2) of this clause, but for-

               (i) Modifications of a type customarily available in the commercial marketplace; or

               (ii) Minor modifications of a type not customarily available in the commercial marketplace made to meet Federal Government requirements. "Minor" modifications means modifications that do not significantly alter the nongovernmental function or essential physical characteristics of an item or component, or change the purpose of a process. Factors to be considered in determining whether a modification is minor include the value and size of the modification and the comparative value and size of the final product. Dollar values and percentages may be used as guideposts, but are not conclusive evidence that a modification is minor;

          (4)  Any combination of items meeting the requirements of paragraphs
               (c)(1), (2), (3), or (5) of this clause that are of a type customarily combined and sold in combination to the general public;

          (5) Installation services, maintenance services, repair services, training services, and other services if such services are procured for support of an item referred to in paragraphs (c)(1),
               (2), (3), or (4) of this clause, and if the source of such services-

               (i) Offers such services to the general public and the Federal Government contemporaneously and under similar terms and conditions; and

               (ii) Offers to use the same work force for providing the Federal
                    Government with such services as the source uses for providing such services to the general public;

          (6) Services of a type offered and sold competitively in substantial quantities in the commercial marketplace based on established catalog or market prices for specific tasks performed under standard commercial terms and conditions. This does not include services that are sold based on hourly rates without an established catalog or market price for a specific service performed;

          (7) Any item, combination of items, or service referred to in subparagraphs (c)(1) through (c)(6), notwithstanding the fact that the item, combination of items, or service is transferred between or among separate divisions, subsidiaries, or affiliates of a Contractor; or

                                                       Contract No. NO1-CP-62601

          (8) A nondevelopmental item, if the procuring agency determines the item was developed exclusively at private expense and sold in substantial quantities, on a competitive basis, to multiple State and local Governments.

     (d) COMPONENT means any item supplied to the Federal Government as part of an end item or of another component.

     (e)  NONDEVELOPMENTAL ITEM means-

          (1) Any previously developed item of supply used exclusively for governmental [*48251] purposes by a Federal agency, a State or local government, or a foreign government with which the United States has a mutual defense cooperation agreement;

          (2) Any item described in paragraph (e)(1) of this definition that requires only minor modification or modifications of a type customarily available in the commercial marketplace in order to meet the requirements of the procuring department or agency; or

          (3) Any item of supply being produced that does not meet the requirements of paragraph (e)(1) or (e)(2) solely because the item is not yet in use...."


b. FAR Clause 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (OVER $100,000) (SEPTEMBER 1995)

     (a) DEFINITIONS. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

     (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

     (c) CERTIFICATION. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph
          (c)(2) of this clause is not required for a modification which procures commercial items.



          CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOVEMBER 1990)

          (1) I, _____________________ [NAME OF CERTIFIER] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ____________________ [CONTRACT AND MODIFICATION NUMBER].

          (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of ____________________ [NAME OF OFFEROR] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                                                       Contract No. NO1-CP-62601


          (3) Violations or possible violations: [CONTINUE ON PLAIN BOND PAPER IF NECESSARY AND LABEL CERTIFICATE OF PROCUREMENT
               INTEGRITY--MODIFICATION (CONTINUATION SHEET), ENTER "NONE" IF NONE EXISTS]

               ----------------------------------------------------------------

               ----------------------------------------------------------------

               -------------------------------------
               [SIGNATURE OF THE OFFICER OR EMPLOYEE RESPONSIBLE FOR THE MODIFICATION PROPOSAL AND DATE]

               -------------------------------------
               [TYPED NAME OF THE OFFICER OR EMPLOYEE RESPONSIBLE FOR THE MODIFICATION PROPOSAL]

               *Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection (f) is effective on June 1, 1991.

               THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
               SECTION 1001.

                             [End of certification]

     (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

     (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                [End of clause]



C.   FAR Clause 52.204-4 PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (MAY
     1995)

     (a) In accordance with Executive Order 12873, dated October 20, 1993, the Offeror/Contractor is encouraged to submit paper documents, such as offers, letters, or reports, that are printed/copied double-sided on recycled paper that has at least 20% postconsumer material.

     (b) The 20% standard applies to high-speed copier paper, offset paper, forms bond, computer printout paper, and carbonless paper. A higher standard of 50% recovered material, with 20% postconsumer material, applies to other uncoated printing and writing papers such as writing and office paper, book paper, cotton fiber paper, and cover stock.
          An alternative standard for either of the standards specified in this clause is 50% recovered material content of certain industrial by-products.

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                                                       Contract No. NO1-CP-62601

d. FAR Clause 52.215-42  REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION
                         OTHER THAN COST OR PRICING DATA--MODIFICATIONS (OCTOBER 1995)

     (a)  EXCEPTIONS FROM COST OR PRICING DATA.

          (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.804-2(a)(1) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable-

           (i) Information relative to an exception granted for prior or repetitive acquisitions.

          (ii) Catalog price information as follows:

               (A) Attach a copy of or identify the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which this proposal is being made.

               (B) Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, and reseller.

               (C) Additionally, for each catalog item that exceeds _________* (extended value not unit price), provide evidence of substantial sales to the general public. This may include sales order, contract, shipment, invoice, actual recorded sales or other records that are verifiable. In addition, if the basis of the price proposal is sales of essentially the same commercial item by affiliates, other manufacturers or vendors, those sales may be included. The offeror shall explain the basis of each offered price and its relationship to the established catalog price. When substantial general public sales have also been made at prices other than catalog or price list prices, the offeror shall indicate how the proposed price relates to the price of such recent sales in quantities similar to the proposed quantities.

                    * Insert dollar amount for sampling (see 15.804-1(c)(1)).

          (iii) Market price information. Include the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. The nature of the market should be described. The supply or service being purchased should be the same as or similar to the market price supply or service. Data supporting substantial sales to the general public is also required.

           (iv) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

           (v) Information on modifications of contracts or subcontracts for commercial items.

               (A) If (1) The original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, catalog or market prices of commercial items, or prices set by law or regulation; and (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.





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                                                       Contract No. NO1-CP-62601


               (B) For a commercial item exception, the Contractor may provide information on prices at which the same item or similar items have been sold in the commercial market.

          (2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. Access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

          (3) By submitting information to qualify for an exception, an offeror is not representing that this is the only exception that may apply.

     (b) REQUIREMENTS FOR COST OR PRICING DATA. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

          (1)  The Contractor shall submit cost or pricing data on Standard Form
               (SF) 1411, Contract Pricing Proposal Cover Sheet (Cost or
               Pricing Data Required), with supporting attachments prepared in accordance with Table 15-2 of FAR 15.804-6(b)(2).

          (2) As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.804-4.

                                (End of clause.)


e.   FAR Clause 52.242-3 PENALTIES FOR UNALLOWABLE COSTS (OCTOBER 1995)

     (a)  Definition.  Proposal, as used in this clause, means either-

          (1) A final indirect cost rate proposal submitted by the Contractor after the expiration of its fiscal year which-

               (i)  Relates to any payment made on the basis of billing rates;
                    or

               (ii) Will be used in negotiating the final contract price; or

          (2) The final statement of costs incurred and estimated to be incurred under the Incentive Price Revision clause (if applicable), which is used to establish the final contract price.

     (b) Contractors which include unallowable indirect costs in a proposal may be subject to penalties. The penalties are prescribed in 10 U.S.C. 2324 or 41 U.S.C. 256, as applicable, which is implemented in
          Section 42.709 of the Federal Acquisition Regulation (FAR).

     (c) The Contractor shall not include in any proposal any cost which is unallowable, as defined in Part 31 of the FAR, or an executive agency supplement to Part 31 of the FAR.

     (d) If the Contracting Officer determines that a cost submitted by the Contractor in its proposal is expressly unallowable under a cost principle in the FAR, or an executive agency supplement to the FAR, that defines the allowability of specific selected costs, the Contractor shall be assessed a penalty equal to-

          (1)   The amount of the disallowed cost allocated to this contract;
                plus





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                                                       Contract No. NO1-CP-62601

          (2)  Simple interest, to be computed-

               (i) On the amount the Contractor was paid (whether as a progress or billing payment) in excess of the amount to which the Contractor was entitled; and

               (ii) Using the applicable rate effective for each six-month interval prescribed by the Secretary of the Treasury pursuant to Pub. L. 92-41 (85 Stat. 97).

     (e) If the Contracting Officer determines that a cost submitted by the Contractor in its proposal includes a cost previously determined to be unallowable for that Contractor, then the Contractor will be assessed a penalty in an amount equal to two times the amount of the disallowed cost allocated to this contract.

     (f) Determinations under paragraphs (d) and (e) of this clause are final decisions within the meaning of the Contract Disputes Act of 1978 (41 U.S.C. 601, et seq.).

     (g) Pursuant to the criteria in FAR 42.709-5, the Contracting Officer may waive the penalties in paragraph (d) or (e) of this clause.

     (h) Payment by the Contractor of any penalty assessed under this clause does not constitute repayment to the Government of any unallowable cost which has been paid by the Government to the Contractor.

f.   FAR Clause 52.242-4 CERTIFICATION OF INDIRECT COSTS (OCTOBER 1995)

     (a)  The Contractor shall-

          (1) Certify any proposal to establish or modify billing rates or to establish final indirect cost rates;

          (2)  Use the format in paragraph (c) of this clause to certify; and

          (3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

     (b) Failure by the Contractor to submit a signed certificate, as described in this clause, shall result in payment of indirect costs at rates unilaterally established by the Government.

     (c)  The certificate of indirect costs shall read as follows:

                         CERTIFICATE OF INDIRECT COSTS

          This is to Certify that to the best of my knowledge and belief:

          1.   I have reviewed this indirect cost proposal;

          2. All costs included in this proposal (identify proposal and date) to establish billing or final indirect costs rates for (identify period covered by rate) are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Federal Acquisition Regulation (FAR) and its supplements applicable to those contracts;

          3. This proposal does not include any costs which are unallowable under applicable cost principles of the FAR or its supplements, including, but not limited to: advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and goodwill; and





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                                                       Contract No. NO1-CP-62601


          4. All costs included in this proposal are properly allocable to Government contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

          I declare under penalty of perjury that the foregoing is true and correct.

          Firm:
                ----------------------------------------------------------------

          Signature:
                    ------------------------------------------------------------

          Name of Certifying Official:
                                      ------------------------------------------

          Title:
                ----------------------------------------------------------------

          Date of Execution:
                            ----------------------------------------------------

g.   FAR Clause 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL
                         COMPONENTS (OCTOBER 1995)

     (a)  DEFINITION.

          COMMERCIAL ITEM, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

          SUBCONTRACT, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

     (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

     (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

          (1)  52.222-26, Equal Opportunity (E.O. 11246);
          (2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212(a));
          (3)  52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C.
               793); and
          (4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

     (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

                                (End of clause)





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                                                       Contract No. NO1-CP-62601

                                    PART III

SECTION J - LIST OF ATTACHMENTS


The following documents are attached and incorporated in this contract:



1.   Statement of Work, December 1995, 4 pages.

2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (6/18/92), 4 pages.

3.   Financial Report of Individual Project/Contract, NIH 2706, (5/92), 1 page.

4. Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/92), 3 pages.

5.   Safety and Health, PHSAR Clause 352.223-70,(4/84), 2 pages.

6.   Procurement of Certain Equipment, NIH(RC)-7, 4/l/84, 1 page.

7.   Government-Furnished Property, Schedule II-A, December 1995, 5 pages.





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                                                     Contract No. NO1-CP-62601



                                    PART IV



SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1 .  Representations and Certifications, dated December 6, 1995.

2.   Animal Welfare Assurance Number A-3086-01.

3.   Radioactive Material License, #MD-31-113-01.



                              END of the SCHEDULE
                                   (CONTRACT)





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